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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                 FORM 8-K

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                               May 14, 1998
             Date of Report (Date of earliest event reported)

                          ABERCROMBIE & FITCH CO.
          (Exact name of registrant as specified in its charter)

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           Delaware                 1-12107               31-1469076
 (State of other jurisdiction     (Commission            (IRS Employer
      of incorporation)            File no.)          Identification No.)


                         Four Limited Parkway East
                          Reynoldsburg, OH 43068
                              (614) 577-6500

                 (Address of principal executive offices)


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Item 5.  Other Events

      On May 14, 1998, The Limited, Inc. ("The Limited"), the parent of Abercrombie & Fitch Co. ("A&F"), announced the successful completion of The Limited's offer to exchange up to 43,600,000 shares of Class A common stock, par value $.01 per share, of A&F, which The Limited owns, for shares of common stock, par value $.50 per share, of The Limited upon the terms and subject to the conditions stated in the Offering Circular-Prospectus dated April 15, 1998. See press release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

      99.1 Press release dated May 14, 1998.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ABERCROMBIE & FITCH




                                   By: /s/ Seth R. Johnson
                                       ----------------------------------
                                       Name: Seth R. Johnson
                                       Title: Vice-President and Chief
                                              Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)

May 14, 1998


                               EXHIBIT INDEX


99.1  Press release dated May 14, 1998.